                                                             Contract No. 105580

                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
                       TRANSPORTATION   RATE SCHEDULE FTS
                        AGREEMENT DATED December 01, 1993
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is:  NORTH SHORE GAS COMPANY, a local dIstribution company

2.   MDQ totals:  75,180 MMBtu per day.

3.   TERM:  December 01, 1993 through November 30, 1995

4.   ServIce will be ON BEHALF OF:
     [X]  Shipper or
     [ ]  Other:  , a

5.   The ULTIMATE END USERS are (check one):
     [ ]  customers of the following LDC/pipeline company(ies):
          ___________________________________ ;
     [ ]  customers in these states:
          _________________________________________________________ ;  or
     [X]  customers within any state In the continental U.S.

6. [ ] This Agreement supersedes and cancels a _____________________ Agreement dated __________
     [ ]  Capacity rights for this Agreement were released from
     [X] [for firm service only] Service and reservation charges commence the latter of:
               (a)  December 01, 1993, and
               (b) the date capacity to provide the service hereunder is available on Natural's System.
     [X] Other: SHIPPER IS CONVERTING A PORTION OF THE SERVICE AGREEMENT DATED APRIL 10, 1992, WITH NATURAL FROM SALES SERVICE TO TRANSPORTATION UNDER THIS AGREEMENT.

7.   SHIPPER'S ADDRESSES                Natural'S ADDRESSES
                             GENERAL CORRESPONDENCE:
     NORTH SHORE GAS CO.                NATURAL GAS PIPELINE COMPANY OF AMERICA
     ATTN:  Eckhard Blaumueller         Attention: Gas Transportation Services
     122 S. Michigan Avenue             3200 Southwest Freeway 77027-7523
     Room 915                           P. 0. Box 283   77001-0283
     Chicago, Illinois  60603           Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
     NORTH SHORE GAS CO.                NATURAL GAS PIPELINE COMPANY OF AMERICA
     ATTN:  Eckhard Blaumueller         Attention:  Gas Accounting Department
     122 S. Michigan Ave.               701 East 22nd Street
    Chicago, Illinois  60603            Lombard, Illinois 60148

                                    PAYMENTS:
                                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        Attention: Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF ILLINOIS, AND NO STATE LAW SHALL APPLY TO REACH A DIFFERENT RESULT. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in wrIting. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NORTH SHORE GAS COMPANY                 NATURAL GAS PIPELINE COMPANY OF AMERICA
BY:    /s/ Thomas M. Patrick            BY:
       --------------------------              --------------------------------
NAME:  Thomas M. Patrick                NAME:
       --------------------------              --------------------------------
TITLE: Vice President                   TITLE:
       --------------------------              --------------------------------

                                    Exhibit A
                            Dated   DECEMBER 01, 1993

COMPANY  :  NORTH SHORE GAS CO.
CONTRACT :  105580

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------

PRIMARY RECEIPT POINT/S
- -----------------------

1.   ARKLA/NGPL HOT SPRING                HOT SPRING   AR     3853  01     5,180
     ---------------------
     INTERCONNECT WITH ARKLA ENERGY RESOURCES
     ON TRANSPORTER'S GULF COAST MAINLINE IN
     SEC. 22-T5S-R17W, HOT SPRING COUNTY,
     ARKANSAS.


2.   BRIDGEPORT PLT OUTLET MEC/NGPL WISE  WISE         TX     1850  02     5,000
     -----------------------------------
     AT THE TAILGATE OF THE MITCHELL ENERGY
     BRIDGEPORT PLANT IN THE P. NICHOLAS,
     A-654, WISE COUNTY, TEXAS.


3.   ENRON/NGPL REFUGIO                   REFUGIO      TX     6490  04     3,987
     ------------------
     INTERCONNECT WITH ENRON CORP. LOCATED IN
     THE JAMES POWER & JAMES HEWITSON SURVEY,
     A-53, REFUGIO COUNTY, TEXAS.


4.   LA GLORIA MOBIL/NGPL JIM WELLS       JIM WELLS    TX     439   04     8,164
     ------------------------------
     AT OR NEAR THE TAILGATE OF MOBIL'S LA
     GLORIA GAS PLANT ON TRANSPORTER'S LA
     GLORIA-MOBIL LATERAL IN LOT #1, SUBD. OF
     LANDS ADJ. TO TOWN OF LA GLORIA, JIM WELLS
     COUNTY, TEXAS.


5.   N BORDER/NGPL  KEOKUK                KEOKUK       IA     8090  01     5,108
     ---------------------
     INTERCONNECT WITH NORTHERN BORDER
     PIPELINE COMPANY ON TRANSPORTER'S
     AMARILLO LINE IN SEC. 30-T76N-R10W,
     KEOKUK COUNTY, IOWA.


6.   NNG/NGPL   MILLS                     MILLS        IA     203   01     5,000
     ----------------
     INTERCONNECT WITH NORTHERN NATURAL GAS
     COMPANY IN SEC. 26-T72N-R43W, MILLS
     COUNTY, IOWA.

                            Dated   DECEMBER 01, 1993


COMPANY  :  NORTH SHORE GAS CO.
CONTRACT :  105580

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------

PRIMARY RECEIPT POINT/S
- -----------------------
7.   SABINE PL/NGPL HENRY PLT VERMILION   VERMILION    LA     3592  03    20,000
     ----------------------------------
     INTERCONNECT WITH SABINE PIPELINE
     COMPANY'S GAS PLANT ON TRANSPORTER'S
     LOUISIANA MAINLINE IN SEC. 21-T13S-R4E,
     VERMILION PARISH, LOUISIANA.


8.   TRANSOK/NGPL INTER #2 BECKHAM        BECKHAM      OK     5556  02     9,892
     -----------------------------
     INTERCONNECT WITH TRANSOK ON
     TRANSPORTER'S OKLAHOMA EXTENSION
     MAINLINE AT OR NEAR SEC. 26-T10N-R23W,
     BECKHAM COUNTY, OKLAHOMA.


9.   VALTRANS/NGPL   JIM HOGG             JIM HOGG     TX     24001 04     2,849
     ------------------------
     INTERCONNECT WITH VALERO TRANSMISSION
     CO. ON TRANSPORTER'S NORTHEAST
     THOMPSONVILLE LATERAL IN THE NW QUADRANT
     OF "LAS AMINAS" HRS. OF SAN FELIPE DE LA
     PENA SURVEY, A-244, JIM HOGG COUNTY, TEXAS.


10.  VALTRANS/NGPL INTER #2 TAP PANOLA    PANOLA       TX     3352  01    10,000
     ---------------------------------
     INTERCONNECT WITH VALERO TRANSMISSION
     COMPANY ON TRANSPORTER'S GULF COAST
     MAINLINE IN THE J.A. WILLIAMS SURVEY,
     A-717, PANOLA COUNTY, TEXAS.


SECONDARY RECEIPT POINT/S
- -------------------------

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

                            Dated   DECEMBER 01, 1993


COMPANY  :  NORTH SHORE GAS CO.
CONTRACT :  105580

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------

PRIMARY RECEIPT POINT/S
- -----------------------

     Rates
     -----

          Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's firm service rate schedules.

     Fuel Gas and Gas Lost and Unaccounted For Percentage (%)
     --------------------------------------------------------

          Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted for.

     Transportation of Liquids
     -------------------------

          Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    EXHIBIT B
                            Dated   DECEMBER 01, 1993


COMPANY  :  NORTH SHORE GAS CO.
CONTRACT :  105580

                                        County/Parish         PIN          MDQ
     Name / Location                         Area      State  No.  Zone  (MMBtu)
     ---------------                    -------------  -----  ---  ----  -------

PRIMARY DELIVERY POINT/S
- -----------------------

1.   NO SHORE/NGPL GRAYSLAKE LAKE         LAKE         IL     1     01    75,180
     ----------------------------
     INTERCONNECT WITH NORTH SHORE GAS
     COMPANY LOCATED IN SEC. 12-T44N-R10E,
     LAKE COUNTY, ILLINOIS.
     LAKE, IL


SECONDARY DELIVERY POINT/S
- --------------------------

          All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

                       EXHIBIT C DATED  DECEMBER 01, 1993
                    PRIMARY TRANSPORTATION PATH SEGMENT MDQs


COMPANY  :  NORTH SHORE GAS CO.
CONTRACT :  105580


     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery or node point and the next primary receipt, delivery or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A map of Natural's pipeline system showing these primary transportation path segment MDQs, and the direction to which each applies, is attached.

                       NATURAL GAS PIPELINE CO. OF AMERICA
                    FTS PATH MAP - EXHIBIT C DATED  12-01-93


SHIPPER     :  NORTH SHORE
CONTRACT NO.:  105580
MDQ         :  75,180 MMBTU




     Exhibit C depicts the relevant portion, including compressor stations, of Natural Gas Pipeline Company of America's transmission system, the primary receipt and delivery points under the transportation agreement, the volumes associated with each point, and the transportation path defined by the primary receipt and delivery points. Exhibit C also specifies the Maximum Daily Quantity under the transportation agreement.


                                       C-2